Exhibit 99.8

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 28, 2012, by and between Meta Financial Group, Inc., a Delaware corporation (the “Company”), and JTH Financial, LLC, a Virginia limited liability company (the “Buyer”).

RECITALS:

WHEREAS, this Agreement is being entered into pursuant to the provisions of that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of August 16, 2012, by and between the Company and the Buyer; and

WHEREAS, as an inducement to the Buyer’s investment in the Company pursuant to the Securities Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain registration rights to the Buyer as set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.
GENERAL

1.1            Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“120-Day Deadline” shall have the meaning ascribed to it in Section 2.1(b) hereof.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person or entity.

“Agreement” shall have the meaning ascribed to it in the preamble hereof.

“Black Out Period” shall have the meaning ascribed to it in Section 2.11(a) hereof.

“Business Day” means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Buyer” shall have the meaning ascribed to it in the preamble hereof.

“Closing Date” means the date on which the closing of the transactions contemplated by the Securities Purchase Agreement occurs.

“Common Stock” means shares of common stock, $0.01 par value per share, of the Company.

“Company” shall have the meaning ascribed to it in the preamble hereof.

“Event” shall have the meaning ascribed to it in Section 2.1(b) hereof.

“Event Date” shall have the meaning ascribed to it in Section 2.1(b) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” or “Holders” means the Buyer and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 2.8 hereof.

“Mandatory Registration Statement” shall have the meaning ascribed to it in Section 2.1(a) hereof.

“Misstatement” shall have the meaning ascribed to it in Section 2.4 hereof.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, business trust, joint stock company, trust or unincorporated organization or any government or any agency or political subdivision thereof.

“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

“Registrable Securities” means (a) the Shares, and (b) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, preferred stock or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares held by the Holders; provided, however, that Registrable Securities shall not include any shares of Common Stock (i) which have been sold or otherwise disposed of either pursuant to a registration statement or Rule 144 under the Securities Act; (ii) which have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned in compliance with the terms of this Agreement; or (iii) which may be sold by the Holder in question pursuant to Rule 144 without volume restrictions or public information requirements.

“Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (including any Mandatory Registration Statement), including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, and any other Persons retained by the Company and the compensation of regular employees of the Company, which shall be paid in any event by the Company, but shall not include Selling Expenses.

“SEC” or “Commission” means the Securities and Exchange Commission and any successor agency.

“Securities Act” means the Securities Act of 1933, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Securities Purchase Agreement” shall have the meaning ascribed to it in the recitals hereof.

“Selling Expenses” means all underwriting discounts, selling commissions, fees of underwriters, selling brokers, dealer managers and similar securities industry professionals and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

“Shares” means shares of Common Stock issued by the Company to the Buyer pursuant to the Securities Purchase Agreement.

“Trading Markets” shall have the meaning ascribed to it in Section 2.3(g) hereof.

“Violation” shall have the meaning ascribed to it in Section 2.7(a) hereof.

SECTION 2.
REGISTRATION

2.1           Registration Statement.

(a)           In accordance with the requirements of Section 2.3 below, the Company shall file with the SEC within thirty (30) calendar days after the Closing Date, and shall use commercially reasonable efforts to cause to be declared effective by the SEC as soon as practicable after the date of such filing, and in any event within 120 calendar days after the Closing Date, a registration statement on Form S-1 or Form S-3 with respect to the resale of the Registrable Securities by the Holders thereof.  The Company shall also, once such registration statement becomes effective, maintain the effectiveness of the registration effected pursuant to this Section 2.1 and keep such registration statement free of any material misstatements or omissions at all times, subject only to the limitations on effectiveness set forth below.  The registration statement contemplated by this Section 2.1 is referred to herein as the “Mandatory Registration Statement.”  The Company shall cause the Mandatory Registration Statement to remain effective until such date as is the earlier of (i) the date on which all Registrable Securities included in the registration statement shall have been sold or shall have otherwise ceased to be Registrable Securities and (ii) the date on which all remaining Registrable Securities may be sold pursuant to Rule 144 without volume restrictions or public information requirements and any and all restrictive legends with respect to restrictions on transferability under the Securities Act have been removed from the Shares (provided that removal of such legends shall not be a condition to the Company’s right to cause the Mandatory Registration Statement to no longer remain effective if the Holders shall fail to promptly take such reasonable actions as the Company shall reasonably request to facilitate removal of the restrictive legends).

(b)           If: (i) the Mandatory Registration Statement is not filed on or prior to thirty (30) calendar days after the Closing Date (subject to the provisions of Section 2.11), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Mandatory Registration Statement will not be “reviewed”, or not subject to further review, or (iii) the Mandatory Registration Statement filed or required to be filed hereunder is not declared effective by the Commission within 120 calendar days after the Closing Date (the “120-Day Deadline”), or (iv) in the event that, after the 120-Day Deadline, the Registrable Securities have not been listed on the Trading Markets (as defined below), or (v) after the 120-Day Deadline, the Mandatory Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities (except as may be restricted pursuant to Section 2.4 or 2.11) for more than 14 consecutive calendar days or more than an aggregate of 20 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i), (iii) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five (5) Business Day period is exceeded, or for purposes of clause (v) the date on which such 14 or 20 calendar day period, as applicable, is exceeded being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on the expiration of each thirty (30) day-period following such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured or such Holder no longer owns Registrable Securities, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to two and one-half percent (2.50%) of the aggregate purchase price paid by such Holder for all Registrable Securities then held by such Holder.    If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven calendar days after the date payable hereunder, the Company will pay interest thereon at a rate of 18% per annum (or, to the extent such amount exceeds the maximum amount that is permitted to be paid under applicable law, such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due hereunder until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

2.2           Expenses of Registration.  All reasonable Registration Expenses incurred in connection with any registration hereunder shall be borne by the Company.  All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the Holders of the Registrable Securities so registered pro rata on the basis of the number of shares so registered.

2.3           Additional Obligations of the Company.  The Company shall:

(a)           At least three (3) Business Days before filing the Mandatory Registration Statement, furnish to counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports that have been filed via EDGAR which may be incorporated or deemed to be incorporated by reference thereto), and the Company shall in good faith consider any reasonable comments of such counsel received at least one (1) Business Day prior to filing.

(b)           Promptly notify the Holders when the Mandatory Registration Statement is declared effective by the Commission.  The Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to the registration statement or any amendments thereto and shall furnish to the Holders, upon request, any comments of the Commission staff regarding the Holders.  The Company shall promptly file with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act after the Company concludes that the staff of the Commission has no further comments on the filing.

(c)           Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)           Use commercially reasonable efforts to register and qualify the securities covered by the Mandatory Registration Statement under such other securities or Blue Sky laws of such U.S. jurisdictions as shall be reasonably requested by the Holders unless an exemption from registration and qualification exists; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, file a general consent to service of process or subject itself to general taxation in any such states or jurisdictions.

(e)           Promptly notify each Holder of Registrable Securities covered by the Mandatory Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that in no event shall such notice contain any material, non-public information regarding the Company) and, when such state of facts no longer exists whether due to passage of time or filing of supplemental disclosure by the Company, the Company shall promptly furnish to each such Holder a reasonable number of copies of any supplement or amendment to such prospectus filed by the Company.

(f)           Use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Mandatory Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in the United States, and in the event of the issuance of any stop order suspending the effectiveness of such registration statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts to obtain promptly the withdrawal of such order.

(g)           Cause all Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed (collectively, the “Trading Markets”), including, without limitation, by the filing of any required additional listing applications.

(h)           Use commercially reasonable efforts to cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities sold pursuant to the Mandatory Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.

(i)           Provide and cause to be maintained a registrar and transfer agent for all Registrable Securities covered by any registration statement from and after a date not later than the effective date of the Mandatory Registration Statement.

(j)           Not, nor shall any subsidiary or affiliate thereof, identify any Holder as an underwriter in any public disclosure or filing with the SEC or the NASDAQ Stock Market or any other securities exchange or market without the consent of such Holder except as required by law.

2.4           Suspension of Sales.  Upon receipt of written notice from the Company that the Mandatory Registration Statement or a prospectus relating thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Misstatement”), each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.  The total number of calendar days that any such suspension may be in effect in any 365 day period shall not exceed 90 days.

2.5           Termination of Registration Rights.  A Holder’s registration rights, including any right to payment under Section 2.1(b), shall expire if all Registrable Securities held by such Holder may be sold pursuant to Rule 144 without volume restrictions or public information requirements.  Termination of such registration rights shall be conditioned upon the Company’s removal of the restrictive legends from any Registrable Securities held by such Holder and the Holder agrees promptly to take such reasonable actions requested by the Company to facilitate such removal.

2.6           Furnishing Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

2.7           Indemnification.  In the event any Registrable Securities are included in a registration statement under this Section 2:

(a)           To the extent permitted by law, the Company shall indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Investment Company Act or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”):  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any related preliminary prospectus or final prospectus or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any other federal or state securities law in connection with the registration of the Registrable Securities; and the Company will pay to each such Holder or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to any Holder (or any related controlling person) with respect to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs (i) solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration statement by such Holder or controlling person, (ii) as a result of  any failure of such Holder or controlling person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, or (iii) as a result of a violation by such Holder or controlling person of such Holder’s obligations under Section 2.4 hereof.

(b)           To the extent permitted by law and provided that such Holder is not entitled to indemnification pursuant to Section 2.7(a) above with respect to such matter, each selling Holder (severally and not jointly) shall indemnify and hold harmless the Company, each of its directors, officers, persons, if any, who control the Company within the meaning of the Securities Act, any other Holder selling securities in such registration statement and any controlling person of any such other Holder, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any (i) untrue statement or alleged untrue statement of a material fact regarding such Holder and provided in writing by such Holder expressly for use in connection with a registration statement which is contained in such registration statement, including any related preliminary prospectus or final prospectus or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in the case of each of clause (i) and (ii), to the extent (and only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement, (iii) any failure by such Holder or controlling person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, or (iv) violation by such Holder or controlling person of such Holder’s obligations under Section 2.4 hereof; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 2.7(b) in connection with investigating or defending any such loss, claim, damage, liability, or action as a result of such Holder’s untrue statement, omission, failure or violation; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided, that, (x) the indemnification obligations in this Section 2.7(b) shall be individual and ratable not joint and several for each Holder and (y) in no event shall the aggregate of all indemnification payments by any Holder under this Section 2.7(b) exceed the net proceeds from the offering received by such Holder.

(c)           Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if (i) the indemnifying party shall have failed to assume the defense of such claim within twenty (20) days after receipt of notice of the claim and to employ counsel reasonably satisfactory to such indemnified party, as the case may be; or (ii) in the reasonable opinion of counsel retained by the indemnifying party, representation of such indemnified party by such counsel would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party reasonably apprised of the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, except to the extent such failure to give notice actually and materially prejudices the indemnifying party.

(d)           If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.  Notwithstanding the foregoing, the amount that any Holder will be obligated to contribute pursuant to this Section 2.7(d) will be limited to an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Registrable Securities sold by such Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such loss, liability, claim, damage, or expense or any substantially similar loss, liability, claim, damage, or expense arising from the sale of such Registrable Securities).  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

(e)           The obligations of the Company and Holders under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

2.8           Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of Registrable Securities if (a) such transferee is an Affiliate, subsidiary or parent company of a party hereto, or (b)  such transferee acquires at least 25% of the Registrable Securities then owned by such Holder; provided, that (i) the transferor shall furnish to the Company written notice at or prior to the time of transfer of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (ii) such transferee shall agree in writing to be subject to all restrictions set forth in this Agreement in the same capacity and to the same extent as the transferring Holder; and (iii) such transferee shall acknowledge, immediately following such assignment, that the further disposition of such securities by such assignee may be restricted under the Securities Act.

2.9           Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a)           make and keep public information available, as those terms are understood and defined in Securities Act Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(b)           file with the SEC, in a timely manner, all annual and quarterly reports required of the Company under Section 13 or Section 15(d) of the Exchange Act; and

(c)           so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.10         Obligations of the Holders.

(a)           Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request in connection therewith.  Upon the execution of this Agreement, each Holder shall complete, execute and deliver to the Company a selling securityholder notice and questionnaire in form reasonably satisfactory to the Company.  At least five (5) Business Days prior to the first anticipated filing date of any registration statement, the Company shall notify each Holder of any additional information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in such registration statement.  A Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement. Each holder agrees that, in connection with any sale of Registrable Securities by it pursuant to a registration statement, it shall comply with the “Plan of Distribution” section of the then current prospectus relating to such registration statement.

(b)           Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)            Each Holder covenants and agrees that it shall comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.

2.11         Suspension of Registration Rights.

(a)           Notwithstanding anything to the contrary herein, if the Company shall at any time furnish to the Holders a certificate signed by any of its authorized officers (a “Suspension Notice”) stating that the Company is engaged in a material merger, acquisition or sale, or a pending material financing, material corporate reorganization or other material corporate transaction, and the Board of Directors of the Company determines, in good faith and by appropriate resolution after consultation with its outside counsel, that the filing of the Mandatory Registration Statement would require additional disclosure of material information that would be materially detrimental to the Company, then the right of the Holders to require the Company to file the Mandatory Registration Statement shall be suspended for a period (a “Black Out Period”) of not more than sixty (60) days in the aggregate in any three hundred and sixty (360) consecutive-day period (and no more than ten (10) consecutive Business Days in any three hundred and sixty (360) consecutive day period).

(b)           Notwithstanding anything to the contrary in this Section 2.11, the Company shall not impose any Black Out Period in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers.

(c)           During any Black Out Period, no Holder shall offer or sell any Registrable Securities pursuant to or in reliance upon the Mandatory Registration Statement (or the prospectus relating thereto) filed by the Company. Notwithstanding the foregoing, if the public announcement of the applicable material transaction or material, nonpublic information is made during a Black Out Period, then the Black Out Period shall terminate without any further action of the parties and the Company shall immediately notify the Holders of such termination.

SECTION 3.
MISCELLANEOUS

3.1           Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties (including, subject to Section 2.8, transferees of Registrable Securities).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2           Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal Laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the Laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by Law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

3.3           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

3.4           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement

3.5           Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Meta Financial Group, Inc.
5501 S. Broadband Lane
Sioux Falls, South Dakota  57108
Telephone:   (605) 977-0211
Facsimile:      (605) 338-0596
Attention:     J. Tyler Haahr

with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP
2900 K Street, NW
North Tower, Suite 200
Washington, DC  20007
Telephone:   (202) 625-3500
Facsimile:     (202) 339-8281
Attention:    Jeffrey M. Werthan, Esq.

If to the Buyer:

JTH Financial, LLC
1716 Corporate Landing Parkway
Virginia Beach, Virginia  23454
Telephone: (757) 493-8855
Attention:   Chief Financial Officer

with a copy (for informational purposes only) to:

JTH Financial, LLC
1716 Corporate Landing Parkway
Virginia Beach, Virginia  23454
Telephone:  (757) 493-8855
Attention:    General Counsel

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party pursuant to this Section.

3.6           Expenses.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the prior written consent of the Company and a majority-in-interest of the Holders.

3.8           Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

3.9           Entire Agreement.  This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.

3.10         Termination.  This Agreement shall terminate and be of no further legal force and effect when all of the Registrable Securities shall no longer be or constitute Registrable Securities in accordance with the definition thereof set forth in Section 1.1; provided, however, that the provisions of Section 2.2, Section 2.7 and Section 3 shall survive the termination of this Agreement.

3.11         Interpretive Matters.  Unless the context otherwise requires, (a) all references to Sections, Schedules, Appendices or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

META FINANCIAL GROUP, INC.

By:	/s/ J. Tyler Haahr
Name:	J. Tyler Haahr
Title:	President and Chief Executive Officer

BUYER:

JTH FINANCIAL, LLC

By:	/s/ Mark F. Baumgartner
Name: Mark F. Baumgartner
Title: Vice President and CFO

[Signature Page to Registration Rights Agreement]